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                                                                    Exhibit 99.1

                                                          [NORTEL NETWORKS LOGO}

NEWS RELEASE

WWW.NORTELNETWORKS.COM



FOR IMMEDIATE RELEASE                 JULY 10, 2003


For more information:

Investors:                            Media:
888-901-7286                          Tina Warren
905-863-6049                          905-863-4702
investor@nortelnetworks.com           tinawarr@nortelnetworks.com

NORTEL NETWORKS ANNOUNCES EXTENSION OF EDC MASTER FACILITY TO DECEMBER 31, 2005

TORONTO - Nortel Networks* Corporation [NYSE/TSX: NT] today announced an amendment to the Nortel Networks master facility agreement (the "EDC Master Facility") with Export Development Canada ("EDC"), originally announced on February 14, 2003, to extend the termination date to December 31, 2005 from June 30, 2004.

Under the EDC Master Facility, EDC may, on a secured basis, support Nortel Networks obligations arising out of its normal course business activities including letters of credit, letters of guarantee, indemnity arrangements, performance bonds, surety bonds and similar instruments, and receivable sales and securitizations. For example, EDC could support performance-related bonds issued by financial institutions to third parties, such as customers, on behalf of Nortel Networks. Other than the extension of the termination date, all of the other material terms of the EDC Master Facility remain unchanged.

EDC is a financially self-sustaining Canadian federal Crown corporation that provides trade finance and risk management services to Canadian exporters and investors in up to 200 markets. It operates on commercial principles, charging rates and fees according to the risks it undertakes. EDC also funds its activities by borrowing from capital markets as well as from its accumulated earnings.

Nortel Networks is an industry leader and innovator focused on transforming how the world communicates and exchanges information. The Company is supplying its service provider and enterprise customers with communications technology and infrastructure to enable value-added IP data, voice and multimedia services spanning Wireless Networks, Wireline Networks, Enterprise Networks, and Optical Networks. As a global company, Nortel Networks does business in more than 150 countries. More information about Nortel Networks can be found on the Web at www.nortelnetworks.com.

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CERTAIN INFORMATION INCLUDED IN THIS PRESS RELEASE IS FORWARD-LOOKING AND IS
SUBJECT TO IMPORTANT RISKS AND UNCERTAINTIES. THE RESULTS OR EVENTS PREDICTED IN THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL RESULTS OR EVENTS. FACTORS WHICH COULD CAUSE RESULTS OR EVENTS TO DIFFER FROM CURRENT EXPECTATIONS INCLUDE, AMONG OTHER THINGS: THE SEVERITY AND DURATION OF THE INDUSTRY ADJUSTMENT; THE SUFFICIENCY OF OUR RESTRUCTURING ACTIVITIES, INCLUDING THE POTENTIAL FOR HIGHER ACTUAL COSTS TO BE INCURRED IN CONNECTION WITH RESTRUCTURING ACTIONS COMPARED TO THE ESTIMATED COSTS OF SUCH ACTIONS; FLUCTUATIONS IN OPERATING RESULTS AND GENERAL INDUSTRY, ECONOMIC AND MARKET CONDITIONS AND GROWTH RATES; THE ABILITY TO RECRUIT AND RETAIN QUALIFIED EMPLOYEES; FLUCTUATIONS IN CASH FLOW, THE LEVEL OF OUTSTANDING DEBT AND DEBT RATINGS; THE ABILITY TO MEET FINANCIAL COVENANTS CONTAINED IN OUR CREDIT AGREEMENTS; THE ABILITY TO MAKE ACQUISITIONS AND/OR INTEGRATE THE OPERATIONS AND TECHNOLOGIES OF ACQUIRED BUSINESSES IN AN EFFECTIVE MANNER; THE IMPACT OF RAPID TECHNOLOGICAL AND MARKET CHANGE; THE IMPACT OF PRICE AND PRODUCT COMPETITION; INTERNATIONAL GROWTH AND GLOBAL ECONOMIC CONDITIONS, PARTICULARLY IN EMERGING MARKETS AND INCLUDING INTEREST RATE AND CURRENCY EXCHANGE RATE FLUCTUATIONS; THE IMPACT OF RATIONALIZATION IN THE TELECOMMUNICATIONS INDUSTRY; THE DEPENDENCE ON NEW PRODUCT DEVELOPMENT; THE UNCERTAINTIES OF THE INTERNET; THE IMPACT OF THE CREDIT RISKS OF OUR CUSTOMERS AND THE IMPACT OF CUSTOMER FINANCING AND COMMITMENTS; STOCK MARKET VOLATILITY; THE ENTRANCE INTO AN INCREASED NUMBER OF SUPPLY AND OUTSOURCING CONTRACTS WHICH CONTAIN DELIVERY AND INSTALLATION PROVISIONS, WHICH, IF NOT MET, COULD RESULT IN THE PAYMENT OF SUBSTANTIAL PENALTIES OR LIQUIDATED DAMAGES; THE ABILITY TO OBTAIN TIMELY, ADEQUATE AND REASONABLY PRICED COMPONENT PARTS FROM SUPPLIERS AND INTERNAL MANUFACTURING CAPACITY; THE FUTURE SUCCESS OF OUR STRATEGIC ALLIANCES; AND THE ADVERSE RESOLUTION OF LITIGATION. FOR ADDITIONAL INFORMATION WITH RESPECT TO CERTAIN OF THESE AND OTHER FACTORS, SEE THE REPORTS FILED BY NORTEL NETWORKS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. UNLESS OTHERWISE REQUIRED BY APPLICABLE SECURITIES LAWS, NORTEL NETWORKS DISCLAIMS ANY INTENTION OR OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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*Nortel Networks, the Nortel Networks logo and the Globemark are trademarks of
Nortel Networks.